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                                                                   EXHIBIT 10.16



                 EIGHTH AMENDMENT TO RECEIVABLES LOAN AGREEMENT


         THIS EIGHTH AMENDMENT (the "Amendment"), dated as of February 18, 2003, is entered into among BWA Receivables Corporation (the "Borrower"), BorgWarner Inc. ("BWI" and in its capacity as Collection Agent, the "Collection Agent"), Windmill Funding Corporation, a Delaware corporation ("Windmill"), ABN AMRO Bank N.V., as Windmill's program letter of credit provider (the "Program LOC Provider"), the Bank listed on the signature page hereof (the "Bank") and ABN AMRO Bank N.V., as agent for Windmill, the Program LOC Provider and the Bank (the "Agent");


                                   WITNESSETH:

         WHEREAS, the Borrower, Collection Agent, Windmill, Program LOC Provider, the Bank and Agent have heretofore executed and delivered an Amended and Restated Receivables Loan Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement"),

         WHEREAS, the parties hereto desire to amend the Loan Agreement as provided herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Loan Agreement shall be and is hereby amended as follows:

         Section 1. (a) The defined term "Aggregate Bank Commitment" appearing in Article I to the Loan Agreement is hereby amended in its entirety and as so amended shall read as follows:

                           "Aggregate Bank Commitment" shall mean an amount
                  equal to Eighty Two Million Six Hundred Twenty Thousand Dollars ($82,620,000), as such amount may be reduced pursuant to Section 2.6.

         (b) The defined term "Aggregate Commitment" appearing in Article I to the Loan Agreement is hereby amended in its entirety and as so amended shall read as follows:

                           "Aggregate Commitment" shall mean an amount equal to
                  Ninety One Million Eight Hundred Thousand Dollars ($91,800,000), as such amount may be reduced pursuant to
                  Section 2.6.

         (c) The date "February 18, 2003" appearing in clause (iv) of the defined term "Bank Termination Date" appearing in Article I to the Loan Agreement is deleted and replaced with the date "February 17, 2004".

         (d) The date "February 18, 2003" appearing in clause (i) of the defined term "Loan Amortization Date" appearing in Article I of the Loan Agreement is deleted and replaced with the date "February 17, 2004".


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         (e) The defined term "Loan Limit" appearing in Schedule I to the Loan
Agreement is hereby amended in its entirety and as so amended shall read as follows

                           "Loan Limit" means $90,000,000.

         (f) The defined term "Program LOC Provider Commitment" appearing in
Article I to the Loan Agreement is hereby amended in its entirety and as so amended shall read as follows:

                           "Program LOC Provider Commitment" shall mean an
                  amount equal to Nine Million One Hundred Eighty Thousand Dollars ($9,180,000), as such amount may be reduced pursuant to Section 2.6.

         (g) The date "February 18, 2003" appearing in clause (c) of the defined term "Program LOC Provider Termination Date" appearing in Article I of the Loan Agreement is deleted and replaced with the date "February 17, 2004".

         (h) The defined term "Coverage Percentage" appearing in Article I to the Loan Agreement is hereby amended in its entirety and as so amended shall read as follows:

                           "Coverage Percentage" shall mean at any time a
                  percentage equal to the sum of (i) one hundred percent (100%), plus (ii) the Reserve Percentage, redetermined each time the Eligible Receivables Balance is redetermined.

         (i) The defined term "Reserve" appearing in Article I to the Loan Agreement is hereby amended in its entirety and as so amended shall read as follows:

                           "Reserve" shall for each Lender mean, at any time
                  that such Lender's Loan Amount is greater than zero, an amount equal to the product of (a) the Reserve Percentage at such time, multiplied by (b) an amount obtained by multiplying (i) a fraction the numerator of which is such Lender's Loan Amount and the denominator of which is the Loan Amount of all Lenders by (ii) the Net Receivables Balance.

         (j) Section 8.1(i) of the Loan Agreement is hereby amended in its entirety and as so amended shall read as follows:

                           (i) the Secured Interest (expressed as a percentage)
                  multiplied by the Net Receivables Balance at any time exceeds 100% at such time and such failure shall continue for one (1) day after the Borrower has knowledge thereof; or

         Section 2. Exhibit C to the Loan Agreement is hereby amended in its entirety and as so amended shall read as set forth as Exhibit C to this Amendment.



                                      -2-

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         Section 3. Schedule I to the Loan Agreement is hereby amended in its entirety and as so amended shall read as set forth as Schedule I to this Amendment.

         Section 4. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                   (a) Each of the parties hereto shall have accepted this Amendment in the spaces provided for that purpose below.

                   (b) The Agent shall have received executed counterparts of the Second Amendment to Second Amended and Restated Fee Letter.

         Section 5. The Loan Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents (as defined in the Loan Agreement) and all other documents executed in connection therewith, is in all respects ratified and confirmed. From and after the date hereof, the Loan Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented, the Loan Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect.

         Section 6. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

         Section 7. This Amendment shall be governed and construed in accordance with the internal laws of the State of Illinois.


                                      -3-

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                            ABN AMRO BANK N.V., as the Agent,
                                              as a Bank and as the Program
                                              LOC Provider



                                            By:
                                            Title:



                                            By:
                                            Title:


                                            WINDMILL FUNDING CORPORATION


                                            By:
                                            Title:



                                            BWA RECEIVABLES CORPORATION


                                            By:
                                            Title:


                                            BORGWARNER INC.



                                            By:
                                            Title:


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                                 SCHEDULE I

           LIQUIDITY PROVIDERS AND COMMITMENTS OF COMMITTED PURCHASERS



NAME OF LIQUIDITY PROVIDER                    COMMITMENT
--------------------------                    ----------

     ABN AMRO Bank N.V.                      $82,620,000


PROGRAM LOC PROVIDER
--------------------------
     ABN AMRO Bank N.V.                       $9,180,000